DISCONTINUED OPERATIONS	6 Months Ended
Sep. 30, 2022
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 17: DISCONTINUED OPERATIONS

In September 2022, the Company sold both Norr and Elysian pursuant to a Membership Interest Purchase Agreement (“MIPA”) for Norr on September 20, 2022, and a Stock Purchase Agreement for Elysian on September 21, 2022. These entities were sold to unrelated third parties for $1 each. The purpose of the sale of these entities was for the Company to divest themselves of their non-core assets and focus exclusively on the oil and gas production business of White River.

The Company accounted for these sales as a disposal of the business under ASC 205-20-50-1(a) on September 20, 2022 and September 21, 2022 respectively at which time a loss was recognized. As a result of the reverse merger with White River, the current assets of $68,360 at March 31, 2022 for the precombination reporting entity is not reflected on the condensed consolidated balance sheet.

The Company reclassified the following operations to discontinued operations for the six months ended September 30, 2022 and 2021, respectively.

	2022	2021
Revenue	$319	$-
Operating expenses	137,877	-
Other (income) loss	-	-
Net loss from discontinued operations	$(137,558)	$-

The Company reclassified the following operations to discontinued operations for the three months ended September 30, 2022 and 2021, respectively.

	2022	2021
Revenue	$212	$-
Operating expenses	5,556	-
Other (income) loss	-
Net loss from discontinued operations	$(5,344)	$-

The following represents the calculation of the loss on disposal of Norr at September 20, 2022:

	2022	2021
Proceeds from sale	$3	$-
Cash	(3,205)	-
Inventory	(40,901)	-
Loss on disposal of discontinued operations	$(44,103)	$-

The following represents the calculation of the loss on disposal of Elysian at September 21, 2022:

	2022	2021
Proceeds from sale	$1	$-
Cash	(552)	-
Prepaid expenses	(100,000)	-
Loss on disposal of discontinued operations	$(100,551)	$-